UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 17, 2016

MetLife, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15787	13-4075851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, New York, N.Y.		10166-0188
(Address of principal executive offices)		(Zip Code)
(212) 578-9500 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.435)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Segment Reporting Changes and Other Updates
MetLife, Inc. is filing this Current Report on Form 8-K to reflect the impact on its previously filed financial statements and other disclosures included in MetLife, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”) filed with the U.S. Securities and Exchange Commission (“SEC”) of actions taken by MetLife, Inc., its subsidiaries and affiliates (the “Company” or “MetLife”) in the third quarter of 2016 as described below.
The 2015 Annual Report is being revised to reflect the reorganization of the Company’s businesses. In addition, the Company is enhancing certain of its disclosures related to non-GAAP financial measures.
In anticipation of the Company’s plan to separate a substantial portion of its former Retail segment, as well as certain portions of its former Corporate Benefit Funding segment and Corporate & Other (the “Separation”), in the third quarter of 2016, MetLife reorganized its businesses into six segments: U.S.; Asia; Latin America; Europe, the Middle East and Africa (“EMEA”); MetLife Holdings; and Brighthouse Financial. In addition, the Company reports certain of its results of operations in Corporate & Other.
Based on the proposed Separation, in the third quarter of 2016, the Company reorganized its businesses as follows:

•	The businesses the Company plans to separate and include in Brighthouse Financial are reflected in a new segment, Brighthouse Financial.

•
The businesses formerly in the Retail segment, but that the Company does not plan to include in the Brighthouse Financial segment, are reflected in a new segment, MetLife Holdings. This segment also includes the long-term care business, formerly reported as part of the Group, Voluntary & Worksite Benefit (“GVWB”) segment, and the reinsurance treaty relating to the former Japan joint venture, previously reported in Corporate & Other.

•
The Property & Casualty business, the Retirement and Income Solutions business (which represents most of the segment formerly known as Corporate Benefit Funding), and the Group Benefits business (consisting of the remaining components of the GVWB business, including the individual disability insurance business previously reported in the former Retail segment), are reflected in a new segment, U.S.

•	The U.S. Direct business, previously reported as part of the Latin America segment, has been disaggregated and reported in the new U.S. segment and in Corporate & Other.

•	The Asia and EMEA segments remain unchanged.
These changes were applied retrospectively and did not have an impact on total consolidated net income or operating earnings in the prior periods.

The following items of the 2015 Annual Report (collectively, the “Revised Sections”) are being revised as and to the extent reflected in Exhibit 99.1 to this Current Report on Form 8-K:

•	Part I, Item 1. Business;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 8. Financial Statements and Supplementary Data; and

•	Part IV, Item 15. Exhibits and Financial Statement Schedules.
The Revised Sections are being filed as Exhibit 99.1 to this Current Report on Form 8-K and it is hereby incorporated by reference herein. The disclosures filed as Exhibit 99.1 supersede the corresponding portions of the 2015 Annual Report, as specified in such Exhibit. No Items of the 2015 Annual Report other than those identified above are being revised by this filing. Information in the 2015 Annual Report is generally stated as of December 31, 2015 and this filing does not reflect any subsequent information or events other than the changes described above and those reflected in Note 23 of the Notes to the Consolidated Financial Statements included within Item 8 of Part II in Exhibit 99.1 to this Current Report on Form 8-K. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2015 Annual Report for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in MetLife, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 (the “Quarterly Report on Form 10-Q”) and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2015 Annual Report, the Quarterly Report on Form 10-Q and other filings made by MetLife, Inc. with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

	23.1	Consent of Deloitte & Touche LLP.

	99.1	Revised items in 2015 Annual Report on Form 10-K:

Part I, Item 1. Business

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

Part IV, Item 15. Exhibits and Financial Statement Schedules

	101.INS	XBRL Instance Document.

	101.SCH	XBRL Taxonomy Extension Schema Document.

	101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

	101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

	101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

	101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METLIFE, INC.

By	/s/ Peter M. Carlson
Name: Peter M. Carlson
Title: Executive Vice President and Chief Accounting Officer (Authorized Signatory and Principal Accounting Officer)
Date: November 17, 2016

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Revised items in 2015 Annual Report on Form 10-K:

Part I, Item 1. Business

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

Part IV, Item 15. Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.